      As filed with the Securities and Exchange Commission on May 7, 2001
                                              Securities Act File No.
                                                     1940 Act File No. 811-4980
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

Pre-Effective Amendment No.                                      [_]

Post-Effective Amendment No.                                     [_]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]

Amendment No. 23                                                 [X]

                     TCW Convertible Securities Fund, Inc.
               Exact Name of Registrant as Specified in Charter

               865 South Figueroa Street, Los Angeles, CA 90017
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                (213) 244-0000
              Registrant's Telephone Number, including Area Code

                           Philip K. Holl, Secretary
               865 South Figueroa Street, Los Angeles, CA 90017
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                 Approximate Date of Proposed Public Offering:
     As soon as practicable after the effective date of this Registration
                                  Statement.

   If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

   It is proposed that this filing will be effective (check appropriate box)

   [X] when declared effective pursuant to section 8(c).

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
                                           Proposed Maximum Proposed Maximum
  Title of Securities      Amount Being     Offering Price     Aggregate        Amount of
    Being Registered        Registered        Per Unit*      Offering Price  Registration Fee
---------------------------------------------------------------------------------------------
Common Stock, $0.01 par
 value.................  10,497,839 Shares      $10.23        $107,392,893       $26,848
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------

* Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(c), on the basis of $9.81 per share, based on the average of the high and low prices reported on the consolidated reporting system on May 1, 2001

   The Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Part A

                     TCW CONVERTIBLE SECURITIES FUND, INC.

                             CROSS REFERENCE SHEET

      Item Number and Heading           Caption or Location in Prospectus
      -----------------------           ---------------------------------
 Part A

  1. Outside Front Cover.........  Cover Page

  2. Inside Front and Outside
      Back Cover Page............  Cover Page

  3. Fee table and Synopsis......  Fee Table; Prospectus Summary

  4. Financial Highlights........  Financial Highlights

  5. Plan of Distribution........  The Offer

  6. Selling Shareholders........  Inapplicable

  7. Use of Proceeds.............  Use of Proceeds

  8. General Description of the    Description of Common Stock; Investment
      Registrant.................   Objective and Policies; Special
                                    Considerations and Risk Factors

  9. Management..................  Management of the Fund; Custodian, Transfer
                                    Agent, Dividend--Paying Agent, and
                                    Registrar

 10. Capital Stock, Long-Term
      Debt, and Other              Description of Common Stock; Distributions;
      Securities.................   Dividend Reinvestment Plan; Taxation

 11. Defaults and Arrears on
      Senior Securities..........  Inapplicable

 12. Legal Proceedings...........  Inapplicable

 13. Table of Contents of the
      Statement of Additional
      Information................  Same

                                       Caption or Location in Statement of
                                             Additional Information
                                       -----------------------------------
 Part B

 14. Cover Page..................  Cover Page

 15. Table of Contents...........  Same

 16. General Information and
      History....................  Inapplicable

 17. Investment Objective and      Investment Policies; Investment
      Policies...................   Restrictions

 18. Management..................  Management of the Fund

 19. Control Persons and
      Principal Holders of
      Securities.................  Principal Shareholders of the Fund

 20. Investment Advisory and
      Other Services.............  Investment Advisory and Other Services

 21. Brokerage Allocation and
      Other Practices............  Principal Shareholders of the Fund

 22. Tax Status..................  Taxation

 23. Financial Statements........  Financial Statements

Part C

   Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

PROSPECTUS

                     TCW Convertible Securities Fund, Inc.

                       10,497,839 Shares of Common Stock

                       Issuable Upon Exercise of Rights
                 to Subscribe for Such Shares of Common Stock

                               ---------------

   TCW Convertible Securities Fund, Inc. (the "Fund"), is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on June 22, 2001, rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 10,497,839 shares (the "Shares") of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each four Rights held. The Offer also entitles the Record Date Shareholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription rights. The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange ("NYSE"). THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price") WILL BE THE GREATER OF (1) NET ASSET VALUE PER SHARE ON JULY 27, 2001; OR (2) 90% OF THE AVERAGE OF THE CLOSING SALE PRICES OF A SHARE OF THE FUND'S COMMON STOCK AT THE CLOSE OF BUSINESS ON JULY 27, 2001 AND THE FOUR PRECEDING BUSINESS DAYS.

   THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 26, 2001 (THE "EXPIRATION DATE").

   Under the terms of the Offer, shareholders who do not fully exercise their Rights will, upon completion of the Offer, own a smaller proportional interest in the Fund than would be the case if they exercised their Rights. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period. This Prospectus tells investors briefly the information they should know before investing in the Fund. This Prospectus should be read and retained for future reference. The telephone number for all questions and inquiries relating to the Offer is 1-888-501-9723.

   The Fund is a closed-end diversified management investment company whose investment objective is to seek a total investment return, comprised of current income and capital appreciation, through investment principally in convertible securities.

   A Statement of Additional Information dated       , 2001 has been filed
with the Securities and Exchange Commission and contains additional information regarding the Fund. The Table of Contents of the Statement of Additional Information is found in Appendix B to this Prospectus. A copy may be obtained without charge by calling (800) 386-3829 or writing the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Fund's telephone number is (213) 244-0000. The Statement of Additional Information is incorporated herein by reference.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                                    Underwriting
                                                      Discounts    Proceeds to the
                                Subscription Price and Commissions   Fund(1)(2)
----------------------------------------------------------------------------------
Per Share.....................        $8.00             None            $8.00
----------------------------------------------------------------------------------
Total.........................     $83,982,712          None         $83,982,712
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

(1) Estimated based on an assumed subscription price per share of $8.00.

(2) Before deduction of expenses incurred by the Fund, estimated at $345,000.

      , 2001

                                   FEE TABLE

                                                          Shareholder
                                                     Transaction Expenses*
                                                 ------------------------------
   Sales Load (as a percentage of offering
    price).....................................               None
   Dividend Reinvestment and Cash Purchase Plan
    Fees.......................................               None

                                                        Annual Expenses
                                                 ------------------------------
                                                 (as a percentage of net assets
                                                 attributable to common shares)
   Management Fees.............................               0.55%
   Other Expenses..............................               0.14%
                                                              ----
   Total Annual Expenses.......................               0.69%
                                                              ====

   Example                                     1 Year 3 Years 5 Years 10 Years
   -------                                     ------ ------- ------- --------
   You would pay the following expenses* on a
    $1,000 investment, assuming five percent
    annual return:............................  $ 7     $22     $38     $86

--------
* Excludes brokerage commissions paid on purchases and sales of shares of Common Stock of the Fund.

   The foregoing information is intended to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example is included to provide a means for you to compare expense levels of investment companies with different fee structures over varying investment periods. To facilitate such comparison, all investment companies are required to utilize a hypothetical five percent annual return assumption. This assumption is unrelated to the Fund's prior performance and is not a projection of future performance. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

                              PROSPECTUS SUMMARY

   The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

Terms of the Offer

   TCW Convertible Securities Fund, Inc. (the "Fund") is issuing to shareholders of record ("Record Date Shareholders") as of the close of business on June 22, 2001 (the "Record Date") rights ("Rights") to subscribe for an aggregate of 10,497,839 shares of Common Stock (sometimes referred to herein as the "Shares") of the Fund. Each Record Date Shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The Rights entitle the holder thereof to acquire at the Subscription Price (as hereinafter defined) one Share for each four Rights held. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on July 26, 2001 (the "Expiration Date"). The right to acquire one additional Share for each four Rights held during the Subscription Period is hereinafter referred to as the "Primary Subscription."

   In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not subscribed for by other shareholders in the Primary Subscription (the "Over-Subscription Privilege"). For purposes of determining the number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Cede & Company, Inc. ("Nominee"), nominee for The Depository Trust Company, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Nominee or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer--Over-Subscription Privilege."

   The subscription price per share will be the greater of (1) net asset value per share on July 27, 2001; or (2) 90% of the average of the closing sale prices of a share of the Fund's Common Stock at the close of business on July 27, 2001 and the four preceding business days. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who choose to exercise their Rights will not know the Subscription Price at the time they exercise such Rights. The steps for subscribing, including how to pay, are specified below in "Steps to Subscribe."

   Rights will be evidenced by subscription certificates ("Subscription Certificates") and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to The Bank of New York, Church Street Station, New York, New York (the "Subscription Agent"). A Rights holder will have no right to rescind a purchase after the Subscription Agent has received the holder's Subscription Certificate or notice of guaranteed delivery. The Rights are non-transferable. Only the shares issued pursuant to an exercise of Rights, and not the Rights, will be listed on the NYSE.

Important Dates to Remember

   Event                                                       Date
   -----                                                       ----
   Record Date.................................... June 22, 2001
   Subscription Period............................ June 22 through July 26, 2001
   Expiration Date................................ July 26, 2001
   Pricing Date................................... July 27, 2001
   Confirmation to Participants................... August 1, 2001
   Final Settlement for Shares.................... August 8, 2001

Steps to Subscribe

   Complete, sign and date the enclosed Subscription Certificate. Write a check or money order for $8.00 for each Share subscribed for through the Primary Subscription and Over-Subscription Privilege. Mail the Subscription Certificate and payment in the enclosed envelope to The Bank of New York.

   Alternatively, follow the instructions for the enclosed notice of guaranteed delivery. If shares are held by your broker or other nominee, contact your broker or other nominee for assistance.

Information Regarding the Fund

   The Fund has been engaged in business as a closed-end diversified management investment company since January 13, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation, through investment principally in convertible securities. Convertible securities are corporate securities that are exchangeable for a set number of another form of security at a prestated price and can be in the form of equity or debt. No assurance can be given that the Fund's investment objective will be achieved. The Fund's outstanding common stock, par value $.01 per share (the "Common Stock"), is listed and traded on the NYSE under the symbol CVT. The average weekly trading volume of the Common Stock on the NYSE during the 12 month period ended December 31, 2000 was approximately 213,000 shares. As of December 31, 2000, the net assets of the Fund were $352.6 million.

Information Regarding the Investment Adviser

   The Fund's investment adviser is TCW Investment Management Company ("Investment Adviser"). The Investment Adviser is a wholly-owned subsidiary of The TCW Group, Inc., whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services and had, as of December 31, 2000, approximately $80 billion of assets under management and committed to management, of which approximately $2.0 billion were represented by investments in convertible securities. The Fund pays the Investment Adviser a monthly fee computed at the annual rate of 0.75 % of the first $100 million of the Fund's average net assets, and 0.50% of the Fund's average net assets in excess of $100 million. Since the Investment Adviser's fees are based on the Fund's average net assets, the Investment Adviser will benefit from the Offer. In addition, a director who is an "interested person" of the Fund could benefit indirectly from the Offer because of his interest in the Investment Adviser.

Special Considerations and Risk Factors

   The following summarizes certain matters that should be considered, among others, in connection with the Offer.

Dilution.....................  As a result of the terms of the Offer, shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period.

Discount From Net Asset        The Fund's shareholders may dispose of their
Value........................  Shares on the NYSE or other markets on which the Shares may trade. Because the Fund is a closed-end fund, the Fund's shareholders do not have the right to redeem their Shares at net asset value. The market price for shares of closed-end investment companies varies from net asset value and such shares frequently trade at a discount from net asset value. The

                               Fund's shares have traded in the market at, above and below net asset value since the commencement of Fund's operations. During the past two years, the Fund's shares have generally traded in the market at a discount below net asset value. Beginning in January 2001, the Fund's shares have traded at a premium above net asset value.

Anti-Takeover Provisions.....  Certain provisions of the Fund's Articles of
                               Incorporation may be regarded as "anti-
                               takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund's Articles of Incorporation making the Common Stock a redeemable security or reducing the two-thirds vote required by the Articles of Incorporation.

Investment Risk..............  The Fund holds primarily convertible securities, which may go up or down in value, in accordance with moves in the price of the stock into which the securities are convertible, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

                               The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk", and, to a lesser extent, "foreign investing risk."

                               Credit risk refers to the liklihood that the Fund could lose money if an issuer in which the Fund invests is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument or goes bankrupt. This Fund may be subject to greater credit risk because it invests in convertible debt securities that are below investment grade. Securities rated below investment grade are also commonly known as "junk" bonds. Debt securities rated below investment grade are considered to be speculative. This is especially true during periods of economic uncertainty or during economic downturns. Below investment grade securities are often issued by companies without long track records of sales or earnings, or by those companies with questionable credit strength. In the event of a repayment problem by the issuer of these securities, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade secured bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio securities may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income security, the more sensitive it will be to fluctuations in value from interest rate changes. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality securities. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risk. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

                                  . a lack of political or economic stability

                                  . changes in currency exchange rates

                                  . a lack of adequate company information

                                  . foreign controls on investment

                                  . withholding taxes

Distributions................  Since July, 1988, the Fund has made quarterly distributions of $0.21 per share. These
                               distributions have required payments
                               substantially in excess of the Fund's current net investment income. The portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available. Any excess distribution is paid from paid-in capital.

                             FINANCIAL HIGHLIGHTS

  The information below for the fiscal years ended December 31, 1991 through 2000 has been audited by Deloitte & Touche LLP, whose report, along with the
    Fund's financial statements are included in the annual report, which is available upon request. The following information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                           Year Ended December 31,
                          ----------------------------------------------------------------------------------------------------
                            2000       1999      1998      1997      1996      1995      1994       1993      1992      1991
                          --------   --------  --------  --------  --------  --------  --------   --------  --------  --------
Net Asset Value Per
Share, Beginning of
Period..................  $  11.32   $   9.37  $   9.21  $   8.51  $   8.36  $   7.47  $   8.79   $   8.36  $   8.09  $   6.85
                          --------   --------  --------  --------  --------  --------  --------   --------  --------  --------
Income from Operations:
 Net Investment Income..      0.35       0.35      0.35      0.35      0.36      0.37      0.38       0.40      0.41      0.43
 Impact to Capital for
 Shares Issued..........       --         --      (0.01)    (0.01)      --        --        --       (0.01)    (0.01)      --
 Impact to Capital for
 Shares Repurchased.....      0.02        --        --        --        --        --        --         --        --        --
 Net Realized and
 Unrealized Gain (Loss)
 on Securities..........     (0.80)      3.15      0.85      1.23      0.77      1.36     (0.86)      1.25      0.71      1.65
                          --------   --------  --------  --------  --------  --------  --------   --------  --------  --------
  Total from Investment
  Operations............     (0.43)      3.50      1.19      1.57      1.13      1.73     (0.48)      1.64      1.11      2.08
Less Distributions:
 Dividends from Net
 Investment Income......     (0.35)     (0.35)    (0.35)    (0.35)    (0.36)    (0.37)    (0.38)     (0.40)    (0.41)    (0.43)
 Distribution from Net
 Realized Gains.........     (2.06)     (1.20)    (0.68)    (0.52)    (0.62)    (0.33)    (0.30)     (0.81)    (0.07)      --
 Distribution in Excess
 of Net Realized Gains..       --         --        --        --        --      (0.14)    (0.16)       --        --        --
 Return of Capital......       --         --        --        --        --        --        --         --      (0.36)    (0.41)
                          --------   --------  --------  --------  --------  --------  --------   --------  --------  --------
  Total Distributions...     (2.41)     (1.55)    (1.03)    (0.87)    (0.98)    (0.84)    (0.84)     (1.21)    (0.84)    (0.84)
                          --------   --------  --------  --------  --------  --------  --------   --------  --------  --------
Net Asset Value Per
Share, End of Period....  $   8.48   $  11.32  $   9.37  $   9.21  $   8.51  $   8.36  $   7.47   $   8.79  $   8.36  $   8.09
                          ========   ========  ========  ========  ========  ========  ========   ========  ========  ========
Per Share Market Price,
End of Period...........  $  10.38   $   9.56  $  9.625  $  9.625  $  9.375  $  9.375  $  7.750   $  9.250  $  9.125  $  8.750
                          ========   ========  ========  ========  ========  ========  ========   ========  ========  ========
Total Investment
Return(1)...............     34.95 %    16.10%    11.41%    12.98%    11.75%     33.6%    (7.43)%    13.77%    15.90%    41.38%
Net Asset Value Total
Return(2)...............     (4.79)%    39.16%    13.34%    19.10%    13.94%     24.0%    (5.70)%    16.12%    13.35%    31.20%

Ratios/Supplemental
Data:
 Net Assets, End of
 Period (in thousands)..   352,555   $477,608  $393,588  $355,061  $271,267  $264,608  $234,686   $273,230  $215,208  $172,331
 Ratio of Expenses to
 Average Net Assets.....      0.69 %     0.68%     0.73%     0.74%     0.77%     0.81%     0.79%      0.80%     0.88%     0.94%
 Ratio of Net Investment
 Income to Average Net
 Assets.................      2.88 %     3.47%     3.73%     3.95%     4.12%     4.60%     4.66%      4.48%     5.04%     5.68%
 Portfolio Turnover
 Rate...................    159.44 %   119.92%   124.51%   132.99%   125.72%   108.98%   110.04%    173.79%   139.39%   114.13%
 Average Commission Rate
 Paid by the Fund(3)....  $   0.05   $   0.06  $   0.06  $   0.06  $   0.06       N/A       N/A        N/A       N/A       N/A

----
(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                   THE OFFER

Terms of the Offer

   The Fund is issuing to Record Date Shareholders Rights to subscribe for the Shares. Each Record Date Shareholder is being issued one non-transferable Right for each share of Common Stock owned on the Record Date. The Rights entitle the holder to acquire through the Primary Subscription at the Subscription Price one Share for each four Rights held. No Rights will be issued for fractional shares. Rights may be exercised at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on July 26, 2001.

   In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not subscribed for by other shareholders in the Primary Subscription. For purposes of determining the maximum number of Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose shares are held of record by Nominee or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Nominee or such other depository or nominee on their behalf. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

   Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to such holder. The method by which Rights may be exercised and Shares paid for is explained in the sections titled "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received the holder's Subscription Certificate or notice of guaranteed delivery. Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

   The Rights are non-transferable. Only the underlying Shares, and not the Rights, will be admitted for trading on the NYSE. Since fractional Shares will not be issued, Rights holders who receive, or who are left with, fewer than five Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of such fractional Shares. The Fund will not offer or sell any Shares which are not subscribed through the Primary Subscription or the Over-Subscription Privilege.

Purposes of the Offer

   The Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund and its shareholders. The Offer will increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position more fully to take advantage of investment opportunities that may arise. The larger number of outstanding shares of Common Stock after the Offer should help create a more efficient and active market for the Common Stock and help reduce the effect on market price of individual transactions. In addition, increasing the size of the Fund may lower the Fund's expenses as a percentage of net assets. The Offer also seeks to reward the long-term shareholder by giving existing shareholders the right to purchase additional shares at a price that may be below market without incurring any commission charge. There can be no assurance that the Fund will achieve any of the foregoing objectives or benefits through the Offer.

   The purpose of setting the determination of the Subscription Price subsequent to the Expiration Date is to attract the maximum participation of shareholders in the offer, with minimum dilution to non-participating shareholders.

   The Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming that all Rights are exercised and the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment

Adviser would be increased by approximately 13% assuming the net asset value per share of $8.48 as of December 31, 2000. Three of the Fund's eight directors who voted to authorize the Offer are "interested persons" of the Fund and of the Investment Adviser within the meaning of the Investment Company Act of 1940 ("1940 Act"). One of these Directors, Mr. Ernest O. Ellison, could benefit indirectly from the Offer because of his indirect ownership interest in the Investment Adviser.

   The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. If all the Shares are subscribed for in this Offering, the Fund will have a total of 22,510,804 remaining authorized but unissued shares of Common Stock available for issuance without shareholder approval.

Over-Subscription Privilege

   If some Record Date Shareholders do not exercise all of the Rights issued to them, any Shares for which subscriptions have not been received from Record Date Shareholders will be offered, by means of the Over-Subscription Privilege, to those Record Date Shareholders who have exercised all the Rights initially issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscriptions have been exercised, all over-subscriptions will be honored in full. If sufficient Shares are not available to honor all over-subscriptions, the available Shares will be allocated among those who oversubscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing shareholder may acquire will be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

The Subscription Price

   The Subscription Price for the Shares to be issued pursuant to the Rights will be the greater of (1) net asset value per Share at the close of business on July 27, 2001 (the "Pricing Date"); or (2) 90% of the average of the closing sale prices of a share of the Fund's Common Stock at the close of business on July 27, 2001 and the four preceding business days.

   The Fund announced the Offer before the start of trading on the NYSE on April 19, 2001. The net asset values per share of Common Stock at the close of
business on April   , 2001 and April   , 2001 (two days following the
announcement) were $    and $   , respectively, and the last reported sale
prices of a share of the Fund's Common Stock on the NYSE on April   , 2001 and
April,  , 2001 (two days following the announcement) were $    and $   ,
respectively.

Expiration of the Offer

   The Offer will expire at 5:00 p.m., New York City time, on July 26, 2001. Rights will expire on the Expiration Date and thereafter may not be exercised. Since the Expiration Date is prior to the Pricing Date, Record Date Shareholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know, when they make such decision, the purchase price for such Shares.

Subscription Agent

   The Subscription Agent is The Bank of New York, Church Street Station, New York, New York. The Subscription Agent will receive from the Fund a fee estimated to be $125,000 for the processing of the exercise of Rights and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's dividend disbursing agent, transfer agent and registrar.

Information Agent

   Any questions or requests for assistance regarding how to subscribe for Shares or for additional copies of this Prospectus or Subscription Certificates or notices of guaranteed delivery may be directed to the Information Agent at its telephone number and address listed below:

Corporate Investor Communications, Inc.
111 Commerce Road
Carlstadt. New Jersey 07072-2586

Toll Free--1-888-501-9723

   The Information Agent will receive a fee estimated to be $9,500 and reimbursement for all out-of-pocket expenses related to the Offer.

Method of Exercise of Rights

   Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided. In addition, Rights may be exercised by delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, or other nominee if such shareholder's shares of Common Stock are held in such broker's or nominee's name. Such brokers or nominees may charge a servicing fee for exercising such Rights. Fractional Shares will not be issued, and Rights holders who receive, or who are left with, fewer than five Rights will not be able to exercise such Rights.

   Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on July 26, 2001 (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares") (July 26, 2001 is hereinafter referred to as the Expiration Date). The Subscription Certificate and payment should be delivered to the offices of the Subscription Agent by one of the methods described below:

(1) By mail:
    The Bank of New York
    Tender and Exchange Department
    P.O. Box 11248
    Church Street Station New York, New York 10286-1248

(2) By Hand, Express Mail or Overnight Courier:
    The Bank of New York
    Tender and Exchange Department
    101 Barclay Street
    Receive & Delivery Window-Street Level
    New York, New York 10286

Payment for Shares

   Holders of Rights who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment.

   (1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a completed and executed notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent together with a completed Subscription Certificate by facsimile transmission (telecopy number (212) 815-6213; confirm by telephone
(800) 507-9357.

   (2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares acquired on Primary Subscription and additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on an assumed purchase price of $8.00 Share. To be accepted, payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at its Tender and Exchange Department, P.O. Box 11248, Church Street Station, New York, New York 10286-1248 or its Tender and Exchange Department, 101 Barclay Street, Receive and Deliver Window-Street Level, New York, New York 10286 prior to 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund and be retained by the Fund) pending proration and distribution of Shares. Interest on this account will accrue to the benefit of the Fund.

   A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES. PAYMENT MUST BE PAYABLE TO TCW CONVERTIBLE SECURITIES FUND, INC., AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. THE SUBSCRIPTION AGENT WILL NOT ACCEPT CASH AS A MEANS OF PAYMENT FOR SHARES.

   Within three Business Days following the Pricing Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Fund's shares are held by Nominee or any other depository or nominee, to Nominee or such other depository or nominee), showing (1) the number of Shares acquired pursuant to the Primary Subscription, (2) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (3) the per Share and total purchase price for the Shares, and (4) any additional amount payable by such holder to the Fund or any excess to be refunded by the Fund to such holder, in each case based on the Subscription Price as determined on the Pricing Date. If any such shareholder exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any payment required from a holder of Rights must be received by the Subscription Agent within ten Business Days after the Confirmation Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of exercises by Record Date Stockholders of their Over-Subscription Privileges will be mailed by the Subscription Agent to him within fifteen Business Days after the Confirmation Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to TCW Convertible Securities Fund, Inc.

   Whichever of the two methods described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of any checks or money orders and actual payment pursuant to any notice of guaranteed delivery.

   A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check.

   If a holder of Rights who acquires Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (1) find other purchasers for such subscribed-for and unpaid-for Shares; (2) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or the Over-Subscription Privilege, and/or (3) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares and to enforce the relevant guaranty of payment.

   Holders who hold shares of Common Stock for the account of others, such as brokers, trustees or depositaries for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of such Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

   The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES OR PAYMENTS TO THE FUND.

   THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE SUBSCRIPTION AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE SEVERAL BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

   All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determination will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Notice of Net Asset Value Decline

   The Fund has undertaken, as required by the Securities and Exchange Commission's registration form, to suspend the Offer until it amends this
Prospectus if subsequent to June   , 2001, the effective date of the Fund's
registration statement relating to the Offering, and prior to the Expiration Date, the Fund's net asset value declines more than 10% from its net asset
value as of June   , 2001. In such event, the Fund will notify shareholders of any such decline and permit them to cancel their exercise of Rights. With this exception, a shareholder will have no right to rescind an exercise of Rights after the Subscription Agent receives a Subscription Certificate or notice of guaranteed delivery.

Purchase and Sale of Rights

   The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted to trading on the NYSE. However, the Shares to be issued pursuant to the Rights will be listed and admitted to trading on the NYSE, along with the existing outstanding shares of Common Stock.

Delivery of Stock Certificates

   Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder distribution reinvestment accounts in the Plan, unless they request the issuance of stock certificates for the Shares so acquired. Shareholders whose Shares are held of record by Nominee or by any other depository or nominee on their behalf or their broker-dealers' behalf will have their Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Nominee or such other depository or nominee. With respect to all other shareholders, stock certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed within fifteen business days after the Confirmation Date and after payment for the Shares subscribed for has cleared.

Foreign Shareholders

   The Fund has been advised by outside legal counsel that this rights offering has been qualified or is believed to be exempt from qualification only under the federal laws of the United States and the laws of each of the States in the United States. Residents of other jurisdictions may not purchase the Shares of Common Stock offered hereby unless they certify that their purchases of such Shares are effected in accordance with the applicable laws of such jurisdictions.

Federal Income Tax Consequences

   For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of Common Stock, and no loss or deduction will be allowed if Rights expire without being exercised.

   A shareholder's holding period for a Share acquired upon exercise of a Right begins on the date of exercise. In the absence of a special election under Section 307 of the Internal Revenue Code of 1986, as amended (the "Code") by the shareholder, the shareholder's basis for determining gain or loss upon the sale of a Share acquired upon exercise of a Right will be equal to the Subscription Price. A shareholder's gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale. Net capital gains are generally subject to a maximum tax rate of 20% so long as the asset was held for more than twelve
(12) months.

   The foregoing discussion is for general information only and is based upon existing laws, regulations and judicial and administrative pronouncements. Shareholders are advised to consult their own tax advisers with regard to the Federal income tax consequences of exercising any Rights, as well as the tax consequences arising under the laws of any state, foreign country or other jurisdiction.

Dilution

   As a result of the terms of the Offer, shareholders who do not fully exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such shareholders would also forego the opportunity to purchase shares of the Fund at a discount from market price if such market price remains above net asset value at the end of the offering period.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

Market Price Premium or Discount from Net Asset Value

   Shares of the Fund are listed and traded on the NYSE. Since the Fund is a closed-end investment company, shareholders do not have the right to redeem shares at net asset value. The market price for shares of closed-end investment companies generally varies from per share net asset value and such shares frequently trade at a discount from net asset value. Shares of the Fund have traded at, above and below net asset value since the commencement of operations. Prior to 1990, the Fund's shares generally traded at a discount from the net asset value. From 1990 through 1999, the Fund's shares generally traded at a premium above net asset value. During 1999 and 2000 the Fund's shares generally traded at a discount below the Fund's net asset value. To the extent that shares trade at a premium above net asset value, a reduction in such premium or a change from a premium to a discount would adversely affect an investor's return.

Anti-Takeover Provisions

   Certain provisions of the Fund's Articles of Incorporation may be regarded as "anti-takeover" provisions. These provisions require the affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund for a merger or consolidation of the Fund with an open-end investment company, a merger or consolidation of the Fund with a closed-end investment company with different voting requirements, dissolution of the Fund, a sale of all or substantially all of the assets of the Fund or an amendment to the Fund's Articles of Incorporation making the Common Stock a redeemable security or reducing the two-thirds vote required by the Articles of Incorporation.

Investments

   Many convertible securities which the Fund purchases are unrated or rated BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investors Service Inc. ("Moody's"). Ratings below BB/Ba are considered by the rating agencies to be speculative and are commonly referred to as "junk bonds." Prices of convertible securities generally fluctuate in response to changes in interest rates as well as to changes in the prices of the underlying common stocks. The Fund may use certain investment techniques which involve additional risks. These investment techniques include options, short sales against the box, forward commitments, lending of portfolio securities, investment in foreign securities and foreign issuers, repurchase agreements, and stock index futures.

Distributions

   Commencing in July, 1988, the Fund has made quarterly distributions of $0.21 per share. These distributions have required payments substantially in excess of the Fund's current net investment income. The portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available; any excess will be from paid-in capital.

                                USE OF PROCEEDS

   The net proceeds of the Offer, assuming all Shares offered hereby are sold, are estimated to be approximately $83,500,000, based upon an assumed Subscription Price of $8.00 and after deducting expenses payable by the Fund estimated at approximately $345,000. If less than all of the Shares offered are sold, the proceeds from the Offer would be reduced accordingly, but there would be no material reduction in the expenses of the Offer. The Fund will invest the net proceeds of the Offer in accordance with its investment objective and policies. The Investment Adviser anticipates that such investment will not take more than three months from the Expiration Date.

                          DESCRIPTION OF COMMON STOCK

General

   The Fund, which was incorporated under the laws of the State of Maryland on January 13, 1987, is authorized to issue 75,000,000 shares of Common Stock, par value $.01 per share. The shares of Common Stock have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are fully paid and non-assessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative.

   The following chart shows the number of shares of Common Stock authorized and outstanding as of March 30, 2001:

                                                             Shares
                                                             Held by
                                                               the
                                                              Fund
                                                    Shares   for its   Shares
   Title of Class                                 Authorized Account Outstanding
   --------------                                 ---------- ------- -----------
   Common Stock $.01 par value................... 50,000,000 624,700 41,991,357

Share Price Data

   The Fund's shares are listed and traded on the New York Stock Exchange (the "NYSE"). The following table sets forth for the quarters indicated the high and low sale prices on the NYSE and the average weekly volume of trading of the Fund's shares for the quarter. Also set forth are the related net asset values per share of Common Stock, as calculated for such day or for the preceding Friday business day and the premium (or discount) to net asset value represented by such market prices.

                                  Net Asset
                                Value Related    Premium
                  Market Price       to       (or Discount)
                  ------------- ------------- ----------------
                   High   Low    High   Low    High      Low      Avg. Weekly
                  Price  Price  Price  Price  Price     Price    Trading Volume
Quarter Ended     ------ ------ ------ ------ ------   -------   --------------
 03/31/99........  9.938  9.875  9.720  9.370   2.24 %   0.052 %    239,050
 06/30/99........ 10.313  9.625 10.120 10.100   1.91 %  (4.70 )%    181,400
 09/30/99........ 10.063  9.125 10.280  9.890  (2.11)%  (7.74 )%    139,692
 12/31/99........ 10.750  9.188 12.150  9.860 (11.52)%  (6.82 )%    185,793
 03/31/00........ 11.000  9.000 13.770 10.960 (20.12)% (17.80 )%    289,523
 06/30/00........ 10.875  9.688 12.660 11.930 (14.10)% (18.79 )%    164,262
 09/30/00........ 12.063 10.188 12.610 12.020  (4.34)% (15.24 )%    205,569
 12/31/00........ 12.063  9.780 12.610 10.140  (4.34)%  (0.042)%    191,807

Repurchase of Shares

   The Fund's shareholders do not have the right to require redemption of their shares by the Fund. The Fund, however, may repurchase its shares in the open market from time to time, although nothing herein shall be considered a commitment to repurchase such shares. Any such repurchases shall be subject to the Maryland General Corporation Law and to limitations imposed by the 1940 Act. In 2000, the Fund's Board of Directors authorized the Fund to repurchase up to two million of its shares. The Fund repurchased 624,700 shares during 2000 which added $0.02 to the Fund's net asset value at December 31, 2000. Subject to the Fund's investment restriction with respect to borrowings, the Fund may incur debt in an amount not exceeding 5% of total assets to finance share repurchase transactions. Shares repurchased by the Fund will be held as treasury shares until reissued.

   The Fund does not expect to consider the repurchase of any of its shares except at a price below net asset value.

Anti-Takeover Provisions of the Articles of Incorporation

   The Fund has provisions in its Articles of Incorporation that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The affirmative vote or consent of the holders of at least two-thirds of the outstanding shares of the Fund is required to authorize any of the following actions: (1) merger or consolidation of the Fund with an open-end investment company; (2) merger or consolidation with a closed-end investment company unless such company's charter has the same voting requirements; (3) dissolution of the Fund; (4) sale of all or substantially all of the assets of the Fund; or (5) amendment to the Articles of Incorporation of the Fund which makes the Common Stock a redeemable security (as such term is defined in the 1940 Act) or which reduces the two-thirds vote required to authorize the actions in (1) through (5) hereof.

   Reference is made to the Articles of Incorporation of the Fund, on file with the Securities and Exchange Commission (the "SEC"), for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.

   The Board of Directors has determined that the two-thirds voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of the Fund and its shareholders generally.

Possible Future Conversion to Open-End Investment Company

   If shares of the Fund's Common Stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in any year, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Articles of Incorporation to provide that, upon the adoption of such amendment by the holders of two-thirds of the Fund's outstanding shares of Common Stock, the Fund will convert from a closed-end to an open-end investment company. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale shares of its Common Stock. Also, each share of the Fund's Common Stock could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share and the Fund could be required to liquidate portfolio securities to meet requests for redemption. In addition, shares of the Fund would no longer be listed on the NYSE.

   As described above, the Fund may repurchase its shares in the open market from time to time. The Fund cannot predict whether any such repurchases would increase or decrease the discount from net asset value. To the extent that any such repurchase decreased the discount to below 10% during the measurement period, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open end investment company at the next annual meeting of shareholders.

                       INVESTMENT OBJECTIVE AND POLICIES

General

   The investment objective of the Fund is to seek total investment return comprised of current income and capital appreciation through investment principally in convertible securities and use of certain other investment techniques. The Fund is designed primarily for long-term investment and not as a trading vehicle. There can be no assurance that the Fund's objective will be achieved.

   The Fund's investment objective and fundamental policies may be changed only with the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Prospectus, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the outstanding shares.

   The Fund has adopted a fundamental policy that under normal market conditions it will invest at least 65% of its total assets in convertible securities. Securities obtained upon the conversion of convertible securities may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for Federal income tax purposes during years in which such gains are accorded favorable tax treatment. For temporary periods of not greater than two months after conversion, such securities will be considered to be convertible securities for purposes of computing whether 65% of the Fund's total assets are invested in convertible securities. The Fund would convert a convertible security which it holds when necessary to permit orderly disposition of the investment when a convertible security reaches maturity or has been called for redemption. Conversion could also occur to facilitate a sale of the position or if the dividend rate on the underlying common stock increased above the yield on the convertible security.

   The remainder of the Fund's total assets may be invested in other securities, including nonconvertible equity and investment grade debt securities, options (as described below), securities issued or guaranteed by the United States Government, its agencies and instrumentalities ("U.S. Government Securities"), repurchase agreements (as described below), and money market securities (as described below). Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P. United States Government agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, and the Federal Home Loan Mortgage Corporation.

   The Fund may invest in certain "hybrid securities" consisting of debt obligations with an investment return coupled to the performance of a common stock index, such as the Standard & Poor's 500 Composite Stock Price Index. Such hybrid securities are usually zero coupon obligations payable at maturity at the higher of (1) face value or (2) face value multiplied by the value of the specified index at maturity and divided by a specified amount which may be 110% to 120% of the value of the index at the date of issue. These hybrid securities will be purchased by the Fund only if the debt obligation is investment grade. In addition to the credit risk of the issuer, the investment is subject to loss of value in the event the index declines. The Fund does not intend to invest more than 5% of its total assets in such hybrid securities.

   In selecting convertible securities for the Fund, the following factors, among others, are considered by the Investment Adviser: (1) the Investment Adviser's own evaluations of the creditworthiness of the issuer of the securities; (2) the interest or dividend income generated by the securities;
(3) the potential for capital appreciation of the securities and the underlying common stock; (4) the protection against price declines relative to the underlying stocks; (5) the prices of the securities relative to other comparable securities; (6) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (7) diversification of the Fund's investments; and (8) the ratings assigned to the securities.

   When business or financial conditions warrant, the Fund may take a temporary "defensive" position by investing up to 100% of its total assets in
(1) U.S. Government Securities; (2) money market securities such as certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $5 billion and which are members of the Federal Deposit Insurance Corporation, and commercial paper rated P-1 by Moody's or A-l by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa3 or higher by Moody's or AA- or higher by S&P; (3) other debt securities rated Aa3 or higher by Moody's or AA- or higher by S&P; and (4) repurchase agreements as described below.

Convertible Securities

   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

   A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

   The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock).

   The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

   A convertible security may be subject to redemption at the option of the issuer at a price established in the Convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective. The Fund has from time to time acquired privately negotiated securities issued by a major brokerage firm and consisting of notes with detachable warrants to purchase shares of publicly-traded common stock. These investments are designed to permit the Fund to have an interest in common stocks of companies which are considered attractive by the Investment Adviser but which do not have outstanding convertible securities. The combination of notes and warrants produces investment characteristics similar to those of conventional convertible securities. These instruments are normally unsecured obligations, and thus subject to the credit risks of the issuing brokerage firm. In addition, they are normally unregistered securities subject to the risks described below under "Unregistered convertible securities." The Investment Adviser may acquire similar "synthetic" or "derivative" instruments or combinations of instruments that it believes possess properties comparable to those of standard convertible securities and are consistent with the Fund's objectives. In deciding whether and on what terms to acquire any such instruments, the Investment Adviser weighs the risks against the expected total returns and considers substantially the same factors described above with respect to the evaluation of convertible securities generally.

Unregistered Convertible Securities

   The Fund may invest up to 15% of its total assets in illiquid unregistered convertible securities. There is no percentage limitation on investments in unregistered convertible securities which are determined to be liquid. Unregistered securities are securities that have been sold in the United States without registration under the Securities Act of 1933 and, as a result, are subject to restrictions on resale. Unregistered securities generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event. These difficulties and delays may result in the Fund not being able to realize a favorable price upon disposition of unregistered securities, and in some cases might make disposition of such unregistered securities at the time desired by the Fund impossible. In those instances where the Fund determines to have unregistered securities held by it registered prior to sale and the Fund does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of the securities would be reduced by the registration costs and underwriting discounts in the event of a public offering. When unregistered convertible securities are converted into common stock and the common stock is publicly traded (as is typically the case), such common stock normally may be resold beginning one year following the acquisition of the unregistered convertible securities, subject to the volume limitations and certain other conditions of Rule 144 under the Securities Act of 1933. Beginning two years after the acquisition of the unregistered convertible securities, the common stock received upon conversion ordinarily may be resold without restriction. The Fund may not invest more than 15% of its total assets (determined at the time of investment) in illiquid securities, including repurchase agreements with maturities in excess of seven days.

   Rule 144A has been adopted by the SEC to provide a "safe harbor" for the resale of certain unregistered securities among qualified institutional investors without registration under the Securities Act of 1933. Unregistered securities eligible for resale pursuant to Rule 144A which the Board of Directors or the Investment Adviser has determined under Board-approved guidelines to be liquid are excluded from the 15% limitation on the Fund's investments in restricted and other illiquid securities. At December 31, 2000, 38% of the Fund's net assets were invested in restricted securities determined to be liquid and none of the Fund's net assets were invested in restricted securities considered to be illiquid.

Risks of Lower-Rated Securities

   Convertible securities are generally not investment grade. This means they are not rated within the four highest categories by S&P or Moody's. Appendix A to this Prospectus contains a description of the S&P and Moody's ratings. To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities. The Fund will purchase convertible securities and other debt securities rated BB or lower by S&P or Ba or lower by Moody's. Debt securities rated BB or lower by S&P or Ba or lower by Moody's are considered to be speculative and are commonly referred to as "junk bonds." Decisions to purchase and sell these securities are based on the Investment Adviser's evaluation of their investment potential and risks and not on the ratings assigned by credit agencies. Because investment in lower-rated securities involves greater investment risk, the Fund's performance may depend to a significant degree on the Investment Adviser's investment analysis, including its analysis of the equity characteristics of the underlying common stocks. Although the growth of the market for lower-rated securities in the 1980s and 1990s has paralleled a long economic expansion, some issuers have been affected by adverse market or economic conditions. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its senior securities. In addition, the secondary trading market for lower-rated securities may be less liquid than the market for higher grade securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain securities at times and could make it difficult for the Fund to sell certain securities.

   Prices of lower-rated fixed income securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an issuer, an industry or lower-rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest, meet projected business goals and obtain additional financing. Where it deems it appropriate and in the best interests of the Fund shareholders, the Fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

   While credit ratings are only one factor the Investment Adviser reviews in evaluating lower-rated debt securities, certain risks are associated with using credit ratings. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Investment Adviser monitors the issuers of lower-rated debt securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objective may be more dependent upon the Investment Adviser's credit analysis than would be the case if the Fund concentrated its investments in higher quality debt securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been downgraded.

   Convertible securities in which the Fund invests include convertible debt instruments not producing immediate cash income, such as zero-coupon convertible securities, when their effective yield premiums or conversion privileges over comparable instruments producing cash income make these investments attractive. Prices of non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income accrued on such instruments is income for federal income tax purposes and thus required to be included in distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions which must be made from cash assets or by liquidation of portfolio securities).

Foreign Securities and Foreign Issuers

   The Fund may invest in Eurodollar convertible securities of foreign issuers. Eurodollar convertible securities are fixed income securities of a U.S. issuer or a foreign issuer that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Fund may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the NYSE or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. Also, the Fund may invest up to 15% of its total assets, measured at time of investment, in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on the NYSE or American Stock Exchange. Investments in securities of foreign issuers may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies are not subject to as stringent accounting, auditing and financial reporting standards and requirements as those applicable to U.S. companies. Securities of some foreign companies may be less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments.

                             INVESTMENT PRACTICES

Lending of Portfolio Securities

   The Fund may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or U.S. Government Securities, which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

Other Investments and Investment Practices

   The Fund may from time to time, (1) write (sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities on an amount up to 5% of its total assets; or (2) purchase put options on such common stocks on an amount up to 2% of its total assets. The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. The Fund may enter into forward commitments for the purchase of securities which may include purchases on a "when issued" or a "delayed delivery" basis. The Fund may enter into "repurchase agreements" pertaining to U.S. Government Securities with financial institutions such as banks, savings and loan associations or broker-dealers. The Fund may purchase stock index futures contracts in anticipatory hedge transactions to reduce the risk of not participating in the stock market when the Fund is less than fully invested. The Fund's investment in stock index futures will be limited to 5% or less of its total assets. Additional information regarding such investments and investment practices and the risks related thereto is set forth in the Statement of Additional Information.

Investment Restrictions

   The Fund has adopted certain fundamental investment restrictions which, like its investment objectives, cannot be changed without approval by a majority (as defined in the 1940 Act vote of the Fund's shareholders. These restrictions are listed in the Statement of Additional Information.

                            MANAGEMENT OF THE FUND

   A board of eight directors is responsible for overseeing the Fund's affairs. The Investment Adviser, which is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, selects investments for the Fund, provides administrative services and manages the Fund's business. The Investment Adviser is a wholly-owned subsidiary of The TCW Group, Inc. On April 11, 2001, The Societe Generale Group and The TCW Group, Inc. entered into an agreement under which SG Asset Management, a wholly-owned subsidiary of The Societe Generale Group, will acquire a majority interest of The TCW Group, Inc.

   As of December 31, 2000, the Investment Adviser and its affiliated companies, which provide a variety of trust investment management and investment advisory services, had approximately $80 billion under management on committed to management.

Portfolio Management

   Kevin A. Hunter and Thomas D. Lyon, Senior Vice Presidents of the Fund, have been primarily responsible for the day-to-day management of the Fund's investment portfolio since 1988 and November, 1997, respectively.

           Name              Business Experience During Last Five Years*
           ----              -------------------------------------------
     Kevin A. Hunter.. Managing Director, the Investment Adviser, TCW Asset
                       Management Company and Trust Company of the West.
     Thomas D. Lyon... Managing Director, the Investment Adviser, TCW Asset
                       Management Company and Trust Company of the West since
                       November, 1997. Previously, he was Vice President--
                       Portfolio Management with Transamerica Investment
                       Services.

--------
* Positions with The TCW Group, Inc. and its affiliated may have changed over time.

Advisory Agreement

   Under the Amended and Restated Investment Advisory Agreement, the Fund pays the Investment Adviser a monthly fee computed at an annual rate of 0.75% of the first $100,000,000 of average net assets and 0.50% of average net assets in excess of $100,000,000. For the last fiscal year, advisory fees equaled 0.55% of the Fund's average net assets.

   The Fund also pays for shareholder service agent fees, custodian fees, legal and audit fees, directors' fees, reports to shareholders and proxy statements, and all other expenses incurred in the operation of the Fund, except those assumed by the Investment Adviser. For the last fiscal year, the Fund's total operating expenses were including investment advisory fees, were 0.69% of average net assets.

Administration Agreement

   Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117 ("Administrator") serves as the administrator of the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain administrative services to the Fund, including: fund accounting; calculation of the net asset value of the Fund; monitoring the Fund's expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Fund, and preparing the Fund's Form N-SAR. The Administrator receives an administration fee based on the assets of the Fund and TCW Galileo Funds, Inc., an open-end investment company managed by the Investment Adviser, as follows: 0.0375% of the first $750 million in assets; 0.0300% of the next $750 million in assets; and 0.0200% thereafter. The Administrator also receives an accounting fee based on the assets of the Fund and TCW Galileo Funds, Inc., as follows 0.03% of the first $1.25 billion in assets; 0.02% of the next $1.75 billion in assets; and 0.01% thereafter.

                       DETERMINATION OF NET ASSET VALUE

   The Fund calculates and makes available for weekly publication the net asset value of its shares. Net asset value per share is determined by dividing the value of the Fund's assets (including interest and dividends accrued but not collected), less its liabilities (including accrued expenses), by the number of outstanding shares. Each listed security and each security traded on the National Association of Securities Dealers Automated Quotations National Market System is valued at the last sale price or the mean of the reported closing bid and asked prices if there are no sales in the trading period immediately preceding the time of determination. Other securities which are traded on the over-the-counter market are valued at the mean of the latest available bid and asked prices. Securities for which quotations are not readily available, unregistered securities and other assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors. Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less are valued at amortized cost.

                   DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Distribution Policy

   Since July, 1988, the Fund's policy has been to make quarterly distributions of $0.21 per share to shareholders of record at the end of each calendar quarter. This distribution policy requires payments substantially in excess of the Fund's current net investment income. Only the portion, if any, of a distribution which equals the Fund's current net investment income should be considered a dividend. The remainder constitutes a payment out of the Fund's net realized capital gains for each period to the extent available; any excess will be from paid-in capital. A notice accompanies each quarterly distribution to identify the estimated source of the distribution. See "Taxation" for information concerning the federal income tax treatment of distributions by the Fund to its shareholders.

   For years in which the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

   After expiration or offset of the Fund's capital loss carryovers, described under "Taxation," the Fund's distributions for the third and/or fourth quarters of a calendar year may, but need not, include net long-term capital gains realized during the year. The Fund may retain for reinvestment and pay federal income taxes on the excess of its net realized long-term capital gains over its net realized short-term capital losses, if any, although the Fund reserves the authority to distribute such excess in any year. The Fund's distribution policy is subject to change and may be affected by future events, including changes in tax or legal requirements.

Dividend Reinvestment Plan

   Shareholders of record (other than brokers or nominees of banks and other financial institutions) are eligible to participate in the Plan, pursuant to which dividends and any payment out of the Fund's net realized capital gains for the year and paid-in capital distributed to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). The Bank of New York (the "Agent"), Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774 acts as agent for participants under the Plan.

   A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin it at any time. The Federal income tax consequences of participating in the Plan are described below under "Taxation."

   Commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the Agent, on behalf of the participants in the Plan, from time to time to satisfy dividend reinvestments under the Plan. Such purchases by the Agent may be made when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the Plan, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the Common Stock on the NYSE on the payment date is less than the Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

   Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the net asset value, participants will receive distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

   In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

                                   TAXATION

General

   The Fund has qualified, and intends to qualify, each year as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company for any taxable year, the Fund must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (2) distribute at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term and mid-term capital loss) for the taxable year.

   As a regulated investment company, the Fund is not subject to Federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to its shareholders. The Fund intends to distribute annually to its shareholders all of its investment company taxable income and net capital gains. The Fund is subject to a nondeductible 4% excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain net income. The Fund intends to distribute sufficient amounts to avoid liability for the excise tax.

   Distributions of investment company taxable income generally are taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock.

   A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term or mid-term capital gain, regardless of the length of time a shareholder has held his shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. In the event a distribution constitutes a return of capital, a shareholder reduces the tax cost basis for his stock by the amount of the nontaxable distribution. If such distribution exceeds the shareholder's tax cost basis, the excess is treated as a capital gain.

   The Fund sends written statements and notices to shareholders regarding the tax status of all dividends and distributions made during each calendar year.

   Shareholders who reinvest either distributions of investment company taxable income or capital gain distributions in additional shares of the Fund's stock are treated as receiving distributions of an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

   A portion of the distributions of investment company taxable income paid by the Fund is eligible for the 70% dividends received deduction allowed to certain corporations. The eligible portion generally equals the proportion that dividends from U.S. corporations bear to the Fund's gross income, provided that the Fund designates such proportion as being eligible for the deduction in the statement provided annually to shareholders. However, a dividend received by the Fund is not treated as an "eligible dividend" if (1) it has been received with respect to any share of stock that the Fund has held for 45 days (90 days in the case of certain preferred stock) or less (excluding any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend); or
(2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The dividends received deduction is not available for capital gain dividends. The Fund sends written notice to shareholders regarding the tax status of all distributions made during each calendar year.

Disqualification as a Regulated Investment Company

   If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Backup Withholding

   The Fund generally will be required to withhold tax at the rate of 31% with respect to distributions of investment company taxable income and capital gain distributions payable to a non corporate shareholder if the shareholder fails to provide a correct taxpayer identification number or is otherwise subject to backup withholding.

Foreign Withholding Taxes

   To the extent that the Fund invests in Eurodollar convertible securities, dividends and interest received by the Fund on such securities may be subject to foreign withholding taxes. The Fund will be entitled to claim a deduction for such foreign withholding taxes for U.S. Federal income tax purposes. However, any such taxes will reduce the income available for distribution to the Fund's shareholders.

Other Taxation

   Distributions to shareholders who are nonresident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

   The foregoing is only a brief summary of the Federal tax laws applicable to investors in the Fund. Investors may also be subject to state and local taxes. Investors should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

        CUSTODIAN, TRANSFER AGENT, DIVIDEND-PAYING AGENT AND REGISTRAR

   The custodian of the assets of the Fund is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117.

   The transfer agent, dividend disbursing agent and registrar for the Fund's shares is The Bank of New York, 101 Barclay Street, New York, New York 10286.

                                   AUDITORS

   Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, California
90071.

                                 LEGAL MATTERS

   Counsel to the Fund is O'Melveny & Myers, LLP, 400 South Hope Street, Los Angeles, California 90071.

                            REPORTS TO SHAREHOLDERS

   The Fund sends unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

                              FURTHER INFORMATION

   This Prospectus does not contain all of the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act and the Act, with respect to the Fund's Shares offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

   Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

                            DESCRIPTION OF RATINGS

                                  APPENDIX A

   Description of Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") senior securities ratings.

Moody's:

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in the Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P:

   AAA--Debt rated AAA has the higher rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

   BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

   B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest any repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

   CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest repayment of principal. In the event of adverse business financial, or economic conditions, it is not likely to have capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

   CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

   C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI--The rating CI is reserved for income bonds on which no interest is being paid.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Preferred Stock Ratings:

   Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks the relative quality distinctions are comparable to those described above for corporate bonds.

   No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the Offer made by this Prospectus, and, if given or made, such information must not be relied upon as having been authorized by the Fund or the Investment Adviser. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                               TABLE OF CONTENTS

                      STATEMENT OF ADDITIONAL INFORMATION

                                   APPENDIX B

Investment Policies........................................................  B-2

  Options..................................................................  B-3

  Short Sales Against the Box..............................................  B-3

  When-Issued and Delayed Delivery Securities and Forward Commitments......  B-3

  Repurchase Agreements....................................................  B-4

  Stock Index Futures......................................................  B-4

Investment Restrictions....................................................  B-6

Management of the Fund.....................................................  B-7

  Directors and Officers...................................................  B-7

Investment Advisory and Other Services..................................... B-11

  Investment Adviser....................................................... B-11

  Investment Advisory Management Agreement................................. B-11

  Fees and Expenses........................................................ B-12

Portfolio Transactions and Brokerage....................................... B-13

  General.................................................................. B-13

  Portfolio Turnover....................................................... B-14

Taxation................................................................... B-14

Principal Shareholders of the Fund......................................... B-15

Code of Ethics............................................................. B-15

Independent Auditors....................................................... B-16

Custodian.................................................................. B-16

Financial Statements....................................................... B-16

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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Fee Table .................................................................   2
Prospectus Summary.........................................................   3
Financial Highlights.......................................................   7
The Offer..................................................................   8
Special Considerations and Risk Factors....................................  14
Use of Proceeds............................................................  15
Description of Common Stock................................................  15
Investment Objective and Policies..........................................  17
Investment Practices.......................................................  21
Management of the Fund.....................................................  22
Determination of Net Asset Value...........................................  23
Distributions; Dividend Reinvestment Plan..................................  23
Taxation...................................................................  25
Custodian, Transfer Agent, Dividend-Paying Agent and Registrar.............  27
Auditors...................................................................  27
Legal Matters..............................................................  27
Reports to Shareholders....................................................  27
Further Information........................................................  27
Appendix A................................................................. A-1
Appendix B................................................................. B-1

                             10,497,839 Shares of
                          Common Stock Issuable Upon
                        Exercise of Rights to Subscribe
                        For Such Shares of Common Stock



-------------------------------------------------------------------------------
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                                TCW Convertible
                             Securities Fund, Inc.


                               -----------------

                                  PROSPECTUS
                                 June   , 2001

                               -----------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                     TCW CONVERTIBLE SECURITIES FUND, INC.
                                 June __, 2001

This Statement of Additional Information is not a Prospectus but contains information in addition to that set forth in the Prospectus dated June __, 2001 and should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by calling (800) 386-3829 or writing the Fund at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Investment Policies                                                           B-2
     Options...............................................................   B-3
     Short Sales Against the Box...........................................   B-3
     When-Issued and Delayed Delivery Securities and Forward Commitments...   B-3
     Repurchase Agreements.................................................   B-4
     Stock Index Futures...................................................   B-4
Investment Restrictions....................................................   B-6
Management of the Fund.....................................................   B-7
     Directors and Officers................................................   B-7
Investment Advisory and Other Services.....................................   B-11
     Investment Adviser....................................................   B-11
     Investment Advisory Management Agreement..............................   B-11
     Fees and Expenses.....................................................   B-12
Portfolio Transactions and Brokerage.......................................   B-13
     General...............................................................   B-13
     Portfolio Turnover....................................................   B-14
Taxation...................................................................   B-14
Principal Shareholders of the Fund.........................................   B-15
Code of Ethics.............................................................   B-15
Independent Auditors.......................................................   B-16
Custodian..................................................................   B-16
Financial Statements.......................................................   B-16

                              INVESTMENT POLICIES

     The following supplements information set forth in the Prospectus. Readers must also refer to the Prospectus.

Options

  The Fund may from time to time, and to the extent described below, (1) write
(sell) covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities; or (2) purchase put options on such common stocks. The Fund may also enter transactions with respect to such options. All options written or purchased by the Fund must be listed on a national securities exchange. The requirements for qualification as a "regulated investment company" may limit the degree to which the Fund may utilize option strategies.

  Many currently traded convertible securities are convertible into common stocks against which listed call options may be written. A call option gives the purchaser the right to buy, and the writer has the obligation to sell, the underlying security at the option exercise price during the option period. The Fund may only write "covered" call options, that is, options on common stock that it holds in its portfolio or that it has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund may write call options on up to 5% of its total assets, taken at market value, determined as of the date the options are written.

  The Fund will write covered call options in order to receive premiums which it is paid for writing options. Such premiums represent a gain to the Fund if the option expires unexercised. Such gain may offset possible declines in the market values of the common stocks or convertible securities held in its portfolio. If, for example, the market price of a common stock underlying a convertible security held by the Fund declines and the convertible security also declines in value, such decline will be offset in part (or wholly) by the receipt of the premium for writing the call options on such stock. However, if the market price of the underlying common stock increases and the convertible security held by the Fund also increases in value, such increase may be offset in part (or wholly) by a loss resulting from the need to buy back at higher prices the covered call options written by the Fund or through the lost opportunity for any participation in the capital appreciation of the underlying security above the exercise price.

  In addition to writing covered call options, the Fund may invest up to 2% of its total assets, taken at market value, determined as of the date the options are written, in the purchase of put options on common stock that it owns or may acquire through the conversion or exchange of other securities that it owns. A put option gives the holder the right to sell the underlying security at the option exercise price at any time during the option period. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the purchase of such options plus any transaction costs.

  The Fund intends to purchase put options on particular securities in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The authority to purchase put options will allow the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option that is sold. Such gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns or has the right to acquire.

Short Sales Against the Box

  The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if to do so would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

  To secure its obligation to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

  The Fund may make a short sale in order to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums. Additionally, the Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

When-Issued and Delayed Delivery Securities and Forward Commitments

  From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividend accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, or such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Investment Adviser does not believe the Fund's net asset value or income will be adversely affected by its purchase of securities on such a basis.

Repurchase Agreements

  The Fund may enter into repurchase agreements with financial institutions such as banks, savings and loan associations or broker-dealers. In a repurchase agreement the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return which is effective for the period of time the Fund's money is invested in the repurchase agreement and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to earn interest on temporarily available cash. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price. The Fund will not invest more than 5% of its total assets, taken at market value, in repurchase agreements maturing in more than seven days.

Stock Index Futures

  The Fund may purchase stock index futures contracts ("futures") in anticipatory hedge transactions to reduce the risk of not participating in the stock market when the Fund is less than fully invested. Such purchases will be made when the Investment Adviser anticipates that the purchase of stock index futures with a portion of its assets is desirable as a temporary substitute for being fully invested in convertible securities. The Fund will not engage in futures transactions for purposes of speculation. Thus, the Fund will not purchase stock index futures contracts with aggregate settlement prices in excess of the value of the cash, U.S. Government securities and other liquid portfolio securities held by the Fund.

  A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 Composite Stock Price Index), and the stock index fluctuates with changes in the market value of such stocks. When the Fund buys a future, it agrees to pay or receive an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading date of the future and the price at which the future is purchased. No physical delivery of the stocks included in the index underlying the future is made. As it purchases convertible securities, the Fund may close out a future before its settlement date by effecting an offsetting transaction. A futures purchase is closed out by effecting a sale of a futures contract of the same type with the same settlement date. If the offsetting sales price exceeds the purchase price, the Fund realizes a gain, whereas if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

  In purchasing stock index futures contracts the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool operator." CFTC regulations allow unlimited use of futures for "bona fide hedging" purposes, as defined in CFTC regulations, and limit the aggregate initial margin on non-hedging futures to

5% of the fair market value of the Fund's total assets. The extent to which the Fund may engage in futures transactions may also be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

  The risk of loss in trading futures contracts in speculative strategies can be substantial. Because the futures portfolio strategies of the Fund are engaged in only for hedging purposes, however, TCW Investment Management Company (the "Investment Adviser") does not believe that the Fund is subject to the same degree of risk sometimes associated with futures transactions. Nevertheless, utilization of futures transactions by the Fund does involve certain risk.

  There can be no assurance that hedging transactions will be successful, as they will depend upon the Investment Adviser's ability to predict changes in general stock market conditions and the future direction of stock prices and interest rates. There is imperfect correlation (or no correlation) between the price movements of the futures contracts and price movements of the convertible securities that the Fund intends to purchase. To compensate for the imperfect correlation of movements of prices of a stock index future and the convertible securities being hedged, the Fund will purchase stock index futures contracts in a lesser dollar amount than the dollar amount of the convertible securities that the Fund intends to purchase because the historical volatility of the price of convertible securities is less than the historical volatility of the stock index. Nevertheless, the price of the stock index future may move less than the price of the convertible securities that are subject to the anticipatory hedge resulting in the hedge not being fully effective or the value of futures contracts may decline while the value of the convertible securities that the Fund intends to purchase may increase. The latter situation may occur if both stock market prices and interest rates decline during the period the Fund owns stock index futures. The price of stock index futures may not correlate perfectly with movement in the stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of such price distortion in the futures markets and because of the imperfect correlation between movements in the stock index futures and the stock index, a correct forecast of general market trends by the Investment Adviser may not result in a fully successful hedging transaction over a short time frame. Thus if the Investment Adviser's predictions are incorrect, the Fund would have been better off if no hedge had been made. Hedging transactions through the use of stock index futures requires skills different from those needed to select portfolio securities. The Fund has not invested in stock index futures during the past five years.

  Futures positions may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Fund intends to purchase futures which have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

  The settlement procedure in connection with the Fund's entry into a futures transaction requires the deposit of cash or U.S. Government securities, constituting initial margin, in a special segregated account with the Fund's Custodian in the name and for the benefit of the Fund's futures commission merchant ("FCM"). Subsequent payments, called maintenance margin, are made to and from the FCM (a process known as "marking to market") on a daily basis as the value of the long and short positions in the futures contract fluctuates. U.S. Government securities are obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Federal Housing Administration or Government

National Mortgage Association or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

  The Fund, on a daily basis, will monitor amounts of maintenance margin due to it and will promptly demand payment and transfer those amounts from its FCM to its custodian (for the general or segregated custodial account, as appropriate).

  Initial margin held by the custodian will continue to be regarded as the Fund's assets, unless and until such amounts are owed to such FCM. In the event of insolvency of an FCM, amounts held by the custodian in the segregated account for the benefit of the FCM and by the FCM for the benefit of the Fund may become subject to Federal bankruptcy laws and bankruptcy regulations of the CFTC, which provide for pro rata distribution to customers of the FCM of all customer property.

Investment Restrictions

  The following restrictions are fundamental policies which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The investment percentage limitations set forth below and other percentage limitations set forth in the Prospectus apply at the time of initial purchase or investment. Subsequent changes in relative size of a portfolio position due to market fluctuations or other changes in total or net assets, including market fluctuations occurring during the execution of a purchase or sale order for the Fund, do not require elimination of any security from the Fund's investment portfolio.

 The Fund will not:

  1. Purchase the securities of any issuer (other than U.S. Government securities), if immediately thereafter the Fund with respect to 75% of its total assets would (a) have more than 5% of its total assets invested in the securities of such issuer, or (b) own more than 10% of the outstanding voting securities of such issuer.

  2. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry; provided that there is no limitation with respect to investments in U.S. Government securities.

  3. Make loans of money to other persons (except the Fund may invest in repurchase agreements and in unregistered convertible securities as provided in
(11) below); provided that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed convertible securities and other debt securities and investment in U.S. Government securities, short-term commercial paper, certificates of deposit, and bankers' acceptances shall not be deemed to be the making of a loan; and provided further that the Fund may lend portfolio securities representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions if it receives collateral in cash or U.S. Government securities required to be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

  4. Engage in underwriting of securities of other issuers, except that portfolio securities, including unregistered securities, may be acquired under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

  5. Borrow money or issue senior securities (as defined in the Investment Company Act of 1940), except that the Fund may borrow in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed) for temporary or emergency purposes or for the purpose of financing repurchase of its shares. For the purpose of this investment restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

  6. Purchase or sell commodities or commodity contracts, including futures contracts or options on futures contracts in a contract market or other futures market, except that the Fund may purchase stock index futures contracts as described under "Investment Objective and Policies- Stock Index Futures."

  7. Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

  8. Purchase securities on margin, except for short-term credits as may be necessary for the clearance of transactions.

  9. Make short sales of securities or maintain a short position except as described under "Investment Objective and Policies--Short Sales Against the Box."

  10. Purchase or sell (write) call options except as described under "Investment Objective and Policies--Options."

  11. Invest more than 15% of its total assets taken at market value, in unregistered convertible securities, including any unregistered common stock acquired upon conversion or exchange of unregistered convertible securities, excluding, however, restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors, or the Fund's Investment Adviser has determined under Board-approved guidelines, are liquid.

For purposes of applying the terms of investment restriction number 2, the Investment Adviser will make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an "industry" is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis a vis issuers active in other sectors of the economy. The definition of what constitutes a particular "industry" is therefore an evolving one, particularly for issuers in industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. The Investment Adviser will use its best efforts to assign each issuer to the category which it believes is most appropriate.

                             MANAGEMENT OF THE FUND
Directors and Officers

  A board of eight directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Ernest O. Ellison, Chairman, Norman Barker, Jr. and Coleman W. Morton, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, their business addresses and their principal occupations for the last five years are set forth below.

                                                                                Principal Occupation During
         Name and Address                            Office                              Past 5 Years
-----------------------------------   ------------------------------------   ------------------------------------
Earnest O. Ellison* (70)                     President and Director          Vice Chairman of the Board and
865 S. Figueroa St.                                                          Chairman of the Investment Policy
Los Angeles, CA  90017                                                       Committee of the Investment
                                                                             Adviser, TCW Asset Management
                                                                             Company and Trust Company of the
                                                                             West; Vice Chairman, The TCW Group,
                                                                             Inc.

John C. Argue (69)                                  Director                 Former Senior Partner and of
444 South Flower Street                                                      Counsel, Argue Pearson Harbison &
Suite 1450                                                                   Myers (law firm); Director, Apex
Los Angeles, CA.  90071                                                      Mortgage Capital, Inc. (real estate
                                                                             investment trust), Avery Dennison
                                                                             Corporation (manufacturer of
                                                                             self-adhesive products and office
                                                                             supplies), Nationwide Health
                                                                             Properties, Inc. (real estate
                                                                             investment trust) and TCW Galileo
                                                                             Funds, Inc.  He is Chairman of the
                                                                             Rose Hills Foundation, the Amateur
                                                                             Athletic Foundation and the
                                                                             University of Southern California
                                                                             Board of Trustees.

Norman Barker, Jr. (78)                             Director                 Former Chairman of the Board, First
9611 Wilshire Blvd.                                                          Interstate Bank of California and
Beverly Hills, CA.  90017                                                    Former Vice Chairman of the Board,
                                                                             First Interstate Bancorp; Director,
                                                                             Bank Plus Corp. ICN
                                                                             Pharmaceuticals, Inc., and TCW
                                                                             Galileo Funds, Inc.

Richard W. Call (76)                                Director                 Former President, The Seaver
c/o Mayer Brown & Platt                                                      Institute (a private foundation);
Counsel to the Independent                                                   Director, TCW Galileo Funds, Inc.
Directors                                                                    and The Seaver Institute.
1675 Broadway
New York, New York  10019

                                                                                Principal Occupation During
         Name and Address                            Office                              Past 5 Years
-----------------------------------   ------------------------------------   ------------------------------------
Coleman W. Morton (81)                              Director                 Private investor; formerly Member
c/o Mayer Brown & Platt                                                      of the Advisory Board and President
Counsel to the Independent                                                   and Director, The Investment
Directors                                                                    Company of America
1675 Broadway
New York, New York  10019

Charles A. Parker (66)                              Director                 Formerly, Director and Executive
c/o Mayer Brown & Platt                                                      Vice President, The Continental
Counsel to the Independent                                                   Corporation; formerly Chairman and
 Directors                                                                   Chief Executive Officer,
1675 Broadway                                                                Continental Asset Management
New York, New York  10019                                                    Corporation; Director, Horace Mann
                                                                             Educators Corp; Trustee, the
                                                                             Burridge Center for Research in
                                                                             Security Prices (University of
                                                                             Colorado)

Lawrence J. Sheehan* (68)                           Director                 Of Counsel to, and Partner (1968 to
1999 Avenue of the Stars                                                     1994) of the law firm of O'Melveny
Suite 700                                                                    & Myers, LLP, legal counsel to the
Los Angeles, CA.  90017                                                      Fund and the Investment Adviser,
                                                                             Director, Source Capital, Inc. FPA
                                                                             Capital Fund, Inc., FPA New Income
                                                                             Fund, Inc. and FPA Perennial Fund,
                                                                             Inc.

Robert G. Sims* (69)                                Director                 Private Investor, Director, The TCW
865 S. Figueroa St.                                                          Group, Inc.
Los Angeles, CA  90017

* Directors who are or may be deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940. Mr. Ellison is an officer of the Fund and a shareholder and director of The TCW Group, Inc., the parent corporation of the Investment Adviser. Mr. Sims is a director of the Fund and is a shareholder of and has served as a director of the parent corporation during the past two years. Mr. Sheehan is Of Counsel to, and a former partner of, legal counsel to the Fund and the Investment Adviser.

  The following table illustrates the compensation paid to the Fund's independent directors (the "Independent Directors") by the Fund for the fiscal year ended December 31, 2000. The Independent Directors receive no pension or retirement benefits.

                                   Aggregate Compensation
Name of Independent Directors         From the Fund
--------------------------------   ----------------------
     John C. Argue..............         $12,000
     Norman Barker, Jr..........          12,750
     Richard W. Call............          11,250
     Coleman W. Morton..........          10,500
     Charles A. Parker..........          10,500

  The following table illustrates the compensation paid to the Fund's Independent Directors for the calendar year ended December 31, 2000 by the TCW Galileo Funds, Inc. in the case of Messrs. Argue, Barker and Call, as well as from the Fund. The TCW Galileo Funds, Inc. are included solely because the Fund's Investment Adviser also serves as their adviser.

                                                           Total Cash
                                                           Compensation
                                                            from the
                                     For Service as        TCW Galileo
                                  Director and Committee    Funds, Inc.
Name of Independent Director         Member of the Fund    and the Fund
-------------------------------   ----------------------   -------------
John C. Argue..................           $12,000              $50,000
Norman Barker, Jr..............            12,750               50,750
Richard W. Call................            11,250               48,750

The following information relates to the executive officers of the Fund who are not directors of the Fund. The business address of each is 865 South Figueroa Street, Los Angeles, California 90017. Several of such officers own common stock of The TCW Group, Inc. the parent corporation of the Investment Adviser.

                                                                                          Principal Occupation During
                  Name                                      Office                                   Past 5 Years
-----------------------------------------   ---------------------------------------   ------------------------------------------
Alvin R. Albe, Jr. (47)                              Senior Vice President            President and Director of the Investment
                                                                                      Adviser; Executive Vice President and
                                                                                      Director of TCW Asset Management Company
                                                                                      and Trust Company of the West; Executive
                                                                                      Vice President, The TCW Group, Inc.; and
                                                                                      President and Director, TCW Galileo
                                                                                      Funds, Inc.

Thomas E. Larkin, Jr. (61)                           Senior Vice President            Vice Chairman, the Investment Adviser,
                                                                                      TCW Asset Management Company; Trust
                                                                                      Company of the West and the TCW Group,
                                                                                      Inc.; Director, TCW Galileo Funds, Inc.,
                                                                                      Member of the Board of Trustees of the
                                                                                      University of Notre Dame; Director of
                                                                                      Orthopedic Hospital of Los Angeles

Kevin A. Hunter (42)                                 Senior Vice President            Managing Director, the Investment
                                                                                      Adviser, TCW Asset Management Company,
                                                                                      and Trust Company of the West.

Thomas D. Lyon (41)                                  Senior Vice President            Managing Director, the Investment
                                                                                      Adviser, TCW Asset Management Company and
                                                                                      Trust Company of the West.  Portfolio
                                                                                      Manager, Transamerica Investment Services
                                                                                      prior to October, 1997.

                                                                                          Principal Occupation During
                  Name                                      Office                                   Past 5 Years
-----------------------------------------   ---------------------------------------   ------------------------------------------
Michael E. Cahill (50)                      General Counsel and Assistant Secretary   Managing Director, General Counsel and
                                                                                      Secretary, the Investment Adviser, TCW
                                                                                      Asset Management Company, Trust Company
                                                                                      of the West and the TCW Group, Inc.

Philip K. Holl (51)                                        Secretary                  Senior Vice President, Associate General
                                                                                      Counsel and Assistant Secretary, the
                                                                                      Investment Adviser, Trust Company of the
                                                                                      West, and TCW Asset Management Company;
                                                                                      Secretary, TCW Galileo Funds, Inc.

Peter C. DiBona (42)                                       Treasurer                  Senior Vice President, the Investment
                                                                                      Adviser, TCW Asset Management Company and
                                                                                      Trust Company of the West; Treasurer, TCW
                                                                                      Galileo Funds. Inc.

Hilary G.D. Lord (44)                                 Assistant Secretary             Managing Director, Chief Compliance
                                                                                      Officer and Assistant Secretary, the
                                                                                      Investment Adviser, Trust Company of the
                                                                                      West, and TCW Asset Management Company;
                                                                                      Senior Vice President and Assistant
                                                                                      Secretary, TCW Galileo Funds, Inc.

George N. Winn (32)                                   Assistant Treasurer             Assistant Vice President, the Investment
                                                                                      Adviser, TCW Asset Management Company and
                                                                                      Trust Company of the West; Assistant
                                                                                      Treasurer, TCW Galileo Funds, Inc.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

  TCW Investment Management Company, 865 South Figueroa Street, Los Angeles, California 90017 was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc.

Investment Advisory and Management Agreement

  The Fund and the Investment Adviser have entered into an Amended and Restated Investment Advisory and Management Agreement (the "Advisory Agreement"). The Fund has retained the Investment Adviser to manage the investment of the Fund's assets, to place orders for the purchase and sale of the Funds portfolio securities and to administer day-to-day operations, subject to control by the Board of Directors of the Fund. The Investment Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Fund's investment objective and policies.

    The Investment Adviser furnishes to the Fund office space at such place as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and keeping the general accounts and records of the Fund (exclusive of the necessary records of any transfer agent, registrar, custodian, administrator or accounting, dividend disbursing or reinvesting agent) and arranges for officers or employees of Investment Adviser to serve, without compensation from the Fund, as officers, directors or employees of the Fund if desired and reasonably required by the Fund.

  The Advisory Agreement may be continued from year to year if such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (2) the vote of a majority of the directors who are not "interested persons of the Fund or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, or on 90 days' written notice by the Investment Adviser. The Advisory Agreement terminates automatically in the event of assignment.

Fees and Expenses

  As compensation for services rendered, facilities provided and expenses borne, the Investment Adviser is paid a monthly fee computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average net assets and .50% of the Fund's average net assets in excess of $100,000,000. Average net assets are determined by taking the average of the weekly determinations of net asset value for each week which ends during the month. For the fiscal years ended December 31, 1998, 1999 and 2000, the Investment Adviser received advisory fees of $2,126,460, $2,380,623 and $2,797,585, respectively.

  Except for expenses specifically assumed by the Investment Adviser under the Advisory Agreement, the Fund bears all expenses incurred in its operations. Such Fund expenses include the fee of the Investment Adviser; compensation and expenses of directors of the Fund who are not affiliated persons of the Investment Adviser as defined in the Investment Company Act of 1940; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of listing and maintaining the listing of the Fund's shares on any national securities exchange; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; administrator, accounting agent, sub-accounting agent, custodian and transfer and dividend disbursing agent charges and expenses; brokerage commissions and securities transaction costs incurred by the Fund; taxes and corporate fees; legal fees incurred in connection with the affairs of the Fund; the fees of any trade association of which the Fund is a member; the cost of stock certificates representing shares of the Fund; the organizational and offering expenses of the Fund, whether or not advanced by the Investment Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance maintained by the Fund; interest and taxes; and any other ordinary or extraordinary expenses incurred by the Fund in the course of its business.

          Investors Bank & Trust Company, the Fund's administrator, received administration and accounting fees of $96,648 for the period September 1, 1999 to December 31, 1999 and $266,802 for the fiscal year ended December 31, 2000.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

General

  Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the placement of the Fund's portfolio transactions and the allocation of the brokerage. Total brokerage commissions paid by the Fund for the fiscal years ended December 31, 1998, 1999 and 2000 were $439,000, $528,000 and $332,000, respectively. During the fiscal year ended December 31, 2000, $110,948 in brokerage commissions were paid to brokers selected primarily on the basis of research and other services provided to the Investment Adviser and affiliated companies.

  In selecting broker-dealers the Investment Adviser seeks to obtain the best execution, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a large order. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Investment Adviser to effect orderly sales for the Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Investment Adviser may effect transactions which cause the Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Investment Adviser first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. The Investment Adviser may select broker-dealers in which other of its clients or clients of its affiliates, and indirectly the Investment Adviser or its affiliates, have some financial interest.

  Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. Research services also includes advice from broker dealers as to the value of securities; availability of securities, buyers and sellers; recommendations as to purchase and sale of individual securities and timing of said transactions.

  Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

  The Investment Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Investment Adviser believes are useful. When the Investment Adviser receives products or services that are used both for research and other purposes such as corporate administration or marketing, it makes a good faith allocation. While the non-research portion will be paid in cash by the Investment Adviser, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in services for any or all of the clients of the Investment Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

  Usually in the placement of unregistered securities, the issuer or other seller of the securities pays all costs of the placement including the fee of any broker-dealer involved. The Fund attempts to make all of its investments in unregistered securities on this basis. The Fund may pay commissions or underwriting discounts in connection with its sale of unregistered securities in privately negotiated transactions or in underwritten public offerings.

  When the Fund and one or more of the other advisory accounts managed by the Investment Adviser or its affiliates seek to acquire, or to sell, the same security at the same time, available investments or opportunities for sales will be allocated in a manner the Investment Adviser believes to be equitable. In some cases, this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

Portfolio Turnover

  The Fund's portfolio turnover rates (the lesser of the value of securities purchased or securities sold, divided by the average value of securities owned during the year) for the fiscal years ended December 31, 1998, 1999 and 2000, were, 124.51%, 119.92% and 159.44%, respectively. For purposes of this calculation, securities, including options, with a maturity or expiration date at the time of purchase of one year or less are excluded. The annual turnover rate may vary greatly from year to year and may exceed 100%, which is higher than that of many other investment companies. The principal reason for the higher turnover rate in 2000 was tax loss selling designed to reduce taxable distributions. A 100% turnover rate occurs for example, if all the Fund's portfolio securities are replaced during one year. Such high portfolio activity (over 100% turnover rate) increases the Fund's transaction costs, including brokerage commissions.

                                    TAXATION

Futures and Hedging Transactions

  The stock index futures contracts which the Fund may purchase are "section 1256 contracts" under the Code. With respect to section 1256 contracts closed out by the Fund, any realized gain or loss will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "60/40 gain or loss"). Open section 1256 contracts held by the Fund on December 31 of any tax year will be required to be treated as sold at market value on such day for Federal income tax purposes (i.e, "marked-to-market"). Gain or loss recognized under this marked-to-market rule is 60/40 gain or loss.

  Certain of the hedging transactions undertaken by the Fund (i.e., the writing of covered call options, the acquisition of put options on its stocks and short sales) may constitute "straddles" for Federal income tax purposes. The Code generally provides with respect to straddles (1) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in a straddle to the extent of unrealized gains in the offsetting position, (2) "wash sale" rules which may postpone recognition for tax purposes of losses when a position forming part of a straddle is sold and a new offsetting position is acquired within a prescribed period, and (3) "short sale" rules which may terminate the holding period of securities owned by the Fund when offsetting positions are established and which may convert certain losses from short-term to long-term. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of certain hedging transactions to the Fund are not entirely clear. Straddle transactions may increase the amount of short-term capital gain realized by the Fund which is taxable as ordinary income when distributed to shareholders.

  Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that does not engage in such hedging transactions.

                       PRINCIPAL SHAREHOLDERS OF THE FUND

  On March 30, 2001, Cede & Co., Box 20, Bowling Green Station, New York, New York 10004, held 38,241,242 shares (84%) of the Fund as nominee for the beneficial owners.

  On March 30, 2001, all officers and directors of the Fund, as a group, owned less than 1% of the outstanding shares of common stock.

                                 CODE OF ETHICS

  The Investment Adviser and Fund are subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. Such persons, subject to the Code of Ethics, may invest in securities, including those securities that may be purchased or sold by the Fund. The Investment Adviser's Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of non-exempt personal investment transactions; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering entering into uncovered short sales or writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase an sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Investment Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application.

  The Code of Ethics can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (phone 1-202-942-8090) or, after paying a duplicating fee, by sending a written request to the Securities and Exchange Commission's Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by an electronic request at the following e-mail address: www.publicinfo@sec.gov

                              INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 250 South Grand Avenue, Los Angeles, California 90071 serves as the Fund's independent auditors and performs the annual audit of the Fund.

                                   CUSTODIAN

  Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117 is the custodian of the Fund's assets.

                              FINANCIAL STATEMENTS

  The audited financial statements for the year ended December 31, 2000, including the financial highlights, appearing in the Fund's Annual Report to Shareholders are incorporated by reference and made a part of this document. An annual Report to Shareholders may be obtained without charge by calling (800) 386-3829 or writing the Fund at 865 Figueroa Street, Suite 1800, Los Angeles, California 90017.

                           PART C - OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

1.  Financial Statements

                                                     Included in   Included in
                                                        Part A        Part B
                                                     ------------  -----------

                                                       X

   Financial Highlights
     For the Years Ended December 31, 1991, 1992, 1993, 1994
     1995, 1996, 1997, 1998, 1999 and 2000.

2.  Exhibits
    --------

    a. Articles of Incorporation filed as Exhibit 1 to the Fund's initial Registration Statement on Form N-2 are incorporated herein by reference.

    aa.   Form of Articles of Amendment to Articles of Incorporation.

    b. Bylaws filed as Exhibit 2 to the Fund's initial Registration Statement on Form N-2 are incorporated herein by reference.

    bb. Article VIII of Bylaws filed as Exhibit 2(A) to Amendment No. 2 to the Fund's initial Registration Statement on Form N-2 incorporated herein by reference.

    d. Specimen Common Stock Certificates filed as Exhibit 4 to the Fund's initial Registration Statement on Form N-2 is incorporated herein by reference.

    dd.   Subscription Certificates.

    ddd.  Notice of Guaranteed Delivery.

    e. Dividend Reinvestment Plan Terms and Conditions filed as Appendix C to the Prospectus, dated February 26, 1987, filed as part of Amendment No. 4 to the Fund's Registration Statement on Form N-2 are incorporated herein by reference.

    g. Form of Amended and Restated Investment Advisory and Management between the Fund and TCW Investment Management Company.

    j. Form of Custody Agreement between the Fund and Investors Bank & Trust Company.

    jj. Form of Administration Agreement between the Fund and Investors Bank & Trust Company.

    jjj. Form of Securities Lending Agreement between the Fund and Investors Bank & Trust Company.

    l.    Opinion and Consent of Counsel.

    n.    Consent of Deloitte & Touche LLP.

    o.    Powers of Attorney.

    p. Initial Capitalization Agreement, dated as of February 17, 1987, filed as Exhibit 14 to Amendment No. 2 to the Fund's Registration Statement on Form N-2 is incorporated herein by reference.

    r.    Code of Ethics.

    Exhibits c, f, h, i, k, m and q have been omitted because the conditions requiring their filing do not exist.

ITEM 25   MARKETING ARRANGEMENTS

    Inapplicable.

ITEM 26   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

            Printing                                $ 70,000
            Subscription Agent                       125,000
            Information Agent                         40,000
            SEC Registration Fees                     25,746
            Postage/Mailing                           25,000
            Accounting                                 5,000
            Legal                                     30,000
            Miscellaneous                             23,095
                                                    --------
                                                    $344,841

ITEM 27   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    None.

ITEM 28   NUMBER OF HOLDERS OF SECURITIES

    As of March 30, 2001:
                                          (2)
               (1)                     Number of
          Title of Class             Record Holders
          --------------             --------------

       Common Stock, $.01 par value       2,797

ITEM 29   INDEMNIFICATION

       Article VIII of the Bylaws of the Registrant provides as follows:

   (a) Subject to the exceptions and limitations contained in paragraph (b) below:

       (i) every person who is, or has been, a director or officer of the Corporation shall be indemnified by the Corporation to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a director or officer and against all amounts paid or incurred by him in the settlement thereof;

       (ii) the words `claim,' `action,' `suit,' or `proceeding' shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words `liability' and `expense' shall include, without limitation, attorneys' fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

       (b) No indemnification shall be provided hereunder to a director or officer:

       (i) against any liability to the Corporation or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office;

       (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Corporation; and

       (iii) in the event of a settlement of other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a director or officer, unless there has been a determination that such director or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

           (A) by the court or other body approving the settlement or other disposition,

           or

       (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors then in office act on the matter) or (y) written opinion of independent legal counsel.

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Corporation, shall be severable, shall not affect any other rights to which any director or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such director or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Corporation other than directors and officers may be entitled by contract or otherwise under law.

           (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph
       (a) of this Article VIII may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article VIII provided that either:

           (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Corporation shall be insured against losses arising out of any such advances; or

           (ii) a majority of the Non-Interested Directors acting on the matter (provided that a majority of the Non-Interested Directors act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

       As used in this Article VIII, a `Non-Interested Director' is one who is not (i) an `Interested Person' (within the meaning of that term under the Investment Company Act of 1940, as amended) of the Corporation (including anyone who has been exempted from being an `Interested Person' by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding."

       Directors and officers of the Fund are named as insured under a directors' and officers' errors and omissions insurance policy.

ITEM 30   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       In addition to the Fund, the Investment Adviser serves as investment adviser or subadviser to a number of open and closed-end management investment companies that are registered under the Investment Company Act of 1940 as amended ("1940 Act") and to a number of foreign investment companies. The list required by this Item 30 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Investment Advisers Act of 1940.

ITEM 31   LOCATION OF ACCOUNTS AND RECORDS

       Unless otherwise stated below, the accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained in the physical possession of the Treasurer of the Registrant, TCW Convertible Securities Fund, Inc., 865 South Figueroa Street, Los Angeles, California 90017.

                           Location of
           Rule          Required Records
           ----          ----------------
       31a-1(b)(2)(c)    Investors Bank & Trust Company
                         200 Clarendon Street
                         Boston, MA  02116

       31a-1(b)(2)(d)    Investors Bank & Trust Company
                         200 Clarendon Street
                         Boston, MA  02116

       31a-1(b)(4)-(6)   TCW Investment Management Company
                         865 South Figueroa Street
                         Los Angeles, CA 90017

       31a-1(b)(9)-(11)  TCW Investment Management Company
                         865 South Figueroa Street
                         Los Angeles, CA 90017

ITEM 32   MANAGEMENT SERVICES

       There is no management-related service contract under which services are provided to the Registrant which is not discussed in Part A of this form.

ITEM 33   UNDERTAKINGS

       The Registrant undertakes to suspend offering of its shares of Common Stock until it amends its prospectus if, subsequent to the effective date of this Registration Statement and prior to the expiration date of the Offering, the net asset value declines more than 10% from its net asset value as of the effective date of this Registration Statement.

       Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the provisions described in Item 29 or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, there unto duly authorized, in the City of Los Angeles, and the State of California, on the 4th day of May, 2001.

TCW CONVERTIBLE SECURITIES FUND, INC.

                  By: /s/ Philip K. Holl
                      -------------------------
                      Philip K. Holl
                      Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                 Title                          Date
---------------------------   ------------------------------   -------------------------
  /s/ Ernest O. Ellison*          President and Director            May 4, 2001
---------------------------      (Chief Executive Officer)
     Ernest O. Ellison

   /s/ Peter C. DiBona*       Treasurer (Principal Financial        May 4, 2001
---------------------------         Officer and Principal
      Peter C. DiBona                Accounting Officer)

/s/ John C. Argue*                       Director                   May 4, 2001
---------------------------
John C. Argue

/s/ Norman Barker, Jr.*                  Director                   May 4, 2001
---------------------------
Norman Barker, Jr.

/s/ Richard W. Call*                     Director                   May 4, 2001
---------------------------
Norman Barker, Jr.

/s/ Coleman W. Morton*                   Director                   May 4, 2001
---------------------------
Coleman W. Morton

/s/ Charles A. Parker*                   Director                   May 4, 2001
---------------------------
Charles A. Parker

/s/ Lawrence J. Sheehan*                 Director                   May 4, 2001
---------------------------
Lawrence J. Sheehan

/s/ Robert G. Sims*                      Director                   May 4, 2001
---------------------------
Robert G. Sims0

By /s/ Philip K. Holl                                               May 4, 2001
   ------------------------
   Philip K. Holl
   Attorney-in-Fact

                               INDEX TO EXHIBITS


                  Exhibit Number                                      Description
---------------------------------------------------   --------------------------------------------
Exhibit aa.                                           Form of Articles of Amendment to Articles
                                                      of Incorporation

Exhibit dd.                                           Subscription Certificates

Exhibit ddd.                                          Notice of Guaranteed Delivery

Exhibit g.                                            Form of Amended and Restated Investment
                                                      Advisory and Management Agreement

Exhibit j.                                            Form of Custody Agreement

Exhibit jj.                                           Form of Administration Agreement

Exhibit jjj.                                          Form of Securities Lending Agreement

Exhibit l.                                            Opinion and Consent of Counsel

Exhibit n.                                            Consent of Deloitte & Touche LLP

Exhibit o.                                            Powers of Attorney

Exhibit r.                                            Code of Ethics